EXHIBIT 99.1

              TODCO Announces Third Quarter 2004 Results

    HOUSTON--(BUSINESS WIRE)--Oct. 25, 2004--TODCO (the "Company") (NYSE:THE) today reported a net loss from continuing operations for the three months ended Sept. 30, 2004, of $2.5 million ($0.04 per diluted share) on revenues of $93.1 million compared with a net loss from continuing operations of $35.0 million ($2.88 per diluted share) on revenues of $58.5 million for the same quarter of 2003. For the three months ended Sept. 30, 2004, earnings before interest, taxes, depreciation and amortization ("EBITDA") was $22.2 million compared to negative EBITDA of $2.6 million for the same quarter of 2003.
    The improvement in the third quarter 2004 results was principally caused by improved dayrates which will be discussed during TODCO's publicly accessible third quarter earnings conference call. The conference call will be at 8:00 a.m. (CDT) Tuesday, Oct. 26, 2004, and can be heard live on the Company's Web site at www.theoffshoredrillingcompany.com or by dialing 800-967-7141, reference code 921263. A replay of the conference call will be available for approximately 30 days after the call on the Company's Web site or by dialing 719-457-0820, reference code 921263.
    TODCO is a controlled subsidiary of Transocean Inc. Transocean will also hold a publicly accessible conference call to discuss its third quarter 2004 financial results at 9:00 a.m. CDT on Tuesday, Oct. 26, 2004. The conference call can be heard live on Transocean's Web site at www.deepwater.com or by dialing 303-262-2075.
    TODCO is a leading provider of contract oil and gas drilling services with the largest rig fleet in the shallow water of the U.S. Gulf of Mexico and along the U.S. Gulf Coast. TODCO's Class A common stock is traded on the New York Stock Exchange under the symbol "THE." For more information about TODCO, please go to the company's Web site at www.theoffshoredrillingcompany.com.


                        TODCO and Subsidiaries
                      Consolidated Balance Sheets
                   (In Millions, Except Share Data)

                                             Sept. 30,     Dec. 31,
                                               2004          2003
                                           -------------  ------------
                                            (Unaudited)
                    ASSETS

Cash and cash equivalents                         $53.8         $20.0
Accounts receivable, net
   Trade                                           56.2          52.3
   Related party                                   11.2           0.9
   Other                                            2.0           4.6
Materials and supplies                              3.9           4.5
Deferred income taxes                               5.9             -
Other current assets                                3.8           3.2
Current assets related to discontinued
 operations                                           -           0.1
                                           -------------  ------------
   Total current assets                           136.8          85.6
                                           -------------  ------------

Property and equipment                            916.2         924.9
Less accumulated depreciation                     326.4         264.0
                                           -------------  ------------
  Property and equipment, net                     589.8         660.9
                                           -------------  ------------

Other assets                                       24.1          31.7
                                           -------------  ------------
   Total assets                                  $750.7        $778.2
                                           =============  ============


      LIABILITIES AND SHAREHOLDERS' EQUITY

Trade accounts payable                            $17.7         $24.7
Short-term debt                                     0.7             -
Accrued income taxes                               10.8          11.1
Accrued income taxes - related party                1.3             -
Debt due within one year                            8.2           1.2
Debt due within one year - related party            3.0           3.0
Interest payable - related party                    0.2           4.3
Other current liabilities                          39.8          43.4
Current liabilities related to
 discontinued operations                            0.2           0.5
                                           -------------  ------------
   Total current liabilities                       81.9          88.2
                                           -------------  ------------

Long-term debt                                     17.4          25.6
Long-term debt - related party                        -         522.0
Deferred income taxes                             172.1             -
Other long-term liabilities                         3.5           4.7
                                           -------------  ------------
   Total long-term liabilities                    193.0         552.3
                                           -------------  ------------

Commitments and contingencies
Preferred Stock, $0.01 par value,
 50,000,000 shares authorized, none
 outstanding                                          -             -
Common stock, Class A, $0.01 par value,
 500,000,000 shares authorized, 32,042,890
 shares and 0 shares outstanding at
 Sept. 30, 2004, and Dec. 31, 2003,
 respectively                                       0.3             -
Common stock, Class B, $0.01 par value,
 260,000,000 shares authorized, 28,260,000
 shares and 12,144,751 shares issued and
 outstanding at Sept. 30, 2004, and
 Dec. 31, 2003, respectively                        0.3           0.1
Additional paid-in capital                      6,509.1       6,136.3
Retained deficit                               (6,030.9)     (5,998.7)
Unearned compensation                              (3.0)            -
                                           -------------  ------------
   Total shareholders' equity                     475.8         137.7
                                           -------------  ------------
   Total liabilities and shareholders'
    equity                                       $750.7        $778.2
                                           =============  ============


                        TODCO and Subsidiaries
                 Consolidated Statements of Operations
                 (In Millions, Except Per Share Data)
                              (Unaudited)

                                 Three Months Ended  Nine Months Ended
                                     Sept. 30,           Sept. 30,
                                 ------------------  -----------------
                                    2004     2003      2004     2003
                                 --------- --------  -------- --------

Operating Revenues                  $93.1    $58.5    $247.7   $167.3

Costs and Expenses
  Operating and maintenance          65.4     53.2     193.4    169.4
  Operating and maintenance -
   related party                       --      3.4        --      9.2
  Depreciation                       23.8     22.8      72.0     69.2
  General and administrative          6.9      3.9      26.3     11.2
  General and administrative -
   related party                      0.1      0.1       0.3      1.4
  Impairment loss on long-lived
   assets                              --       --        --     11.6
  Gain on disposal of assets, net    (0.8)    (0.1)     (5.4)    (0.5)
                                 --------- --------  -------- --------
                                     95.4     83.3     286.6    271.5
                                 --------- --------  -------- --------

Operating Loss                       (2.3)   (24.8)    (38.9)  (104.2)

Other Income (Expense), net
  Equity in loss of joint
   ventures                            --     (0.1)       --     (2.7)
  Interest income                     0.2      0.1       0.3      0.5
  Interest income - related party      --       --        --      3.3
  Interest expense                   (1.1)    (0.7)     (3.1)    (2.3)
  Interest expense - related
   party                             (0.1)    (8.4)     (3.3)   (35.0)
  Loss on retirement of debt           --       --      (1.9)   (79.5)
  Impairment of investment in and
   advance to joint venture            --       --        --    (21.3)
  Other, net                          0.7      0.2       1.3     (2.3)
                                 --------- --------  -------- --------
                                     (0.3)    (8.9)     (6.7)  (139.3)
                                 --------- --------  -------- --------

Loss from Continuing Operations
 before Income Taxes                 (2.6)   (33.7)    (45.6)  (243.5)
Income tax (benefit) expense         (0.1)     0.6     (13.4)   (50.4)
Minority interest                      --      0.7        --      0.6
                                 --------- --------  -------- --------
Net Loss from Continuing
 Operations                          (2.5)   (35.0)    (32.2)  (193.7)

Discontinued Operations:
  Loss from operations of
   discontinued segment                --       --        --    (43.9)
  Income tax expense                   --       --        --     19.9
  Minority interest                    --       --        --      1.2
                                 --------- --------  -------- --------
   Net loss from discontinued
    operations                         --       --        --    (65.0)
                                 --------- --------  -------- --------

Net Loss                            $(2.5)  $(35.0)   $(32.2) $(258.7)
                                 ========= ========  ======== ========

Net Loss Per Common Share Basic
 and Diluted
  Continuing operations            $(0.04)  $(2.88)   $(0.59) $(15.95)
  Discontinued operations              --       --        --    (5.35)
                                 --------- --------  -------- --------
  Net loss per common share
   basic and diluted               $(0.04)  $(2.88)   $(0.59) $(21.30)
                                 ========= ========  ======== ========

Weighted Average Common Shares
 Outstanding:
  Basic and diluted                  60.3     12.1      54.3     12.1


                                 TODCO
                  Selected Segment and Operating Data
                  (In millions, except daily amounts)

                                             Three Months Ended
                                        -----------------------------
                                        Sept. 30, June 30,  Sept. 30,
                                           2004     2004       2003
                                        --------- --------- ---------
U.S. Gulf of Mexico Segment
  Operating days                           1,036       990     1,239
  Available days                           2,024      2002     2,300
  Utilization                                 51%       50%       54%
  Average revenue per day                $35,800   $30,700   $22,800

  Operating revenues                       $37.1     $30.4     $28.3
  Operating and maintenance expenses        22.3      21.4      22.9
  Depreciation                              12.4      12.2      14.1
  Impairment loss on long-lived assets        --        --        --
  Gain on disposal of assets, net             --        --        --
                                        --------- --------- ---------
     Operating income (loss)                $2.4     $(3.2)    $(8.7)
                                        ========= ========= =========

U.S. Inland Barge Segment
  Operating days                           1,254     1,147     1,049
  Available days                           2,760     2,730     2,760
  Utilization                                 45%       42%       38%
  Average revenue per day                $22,900   $22,500   $18,400

  Operating revenues                       $28.7     $25.8     $19.3
  Operating and maintenance expenses        20.9      21.0      25.3
  Depreciation                               5.6       5.6       5.7
  Gain on disposal of assets, net           (0.6)     (0.8)     (0.1)
                                        --------- --------- ---------
     Operating income (loss)                $2.8       $--    $(11.6)
                                        ========= ========= =========

Other International Segment
  Operating days                             549       475       520
  Available days                           1,656     1,638     1,380
  Utilization                                 33%       29%       38%
  Average revenue per day                $34,600   $37,500   $21,000

  Operating revenues                       $19.0     $17.8     $10.9
  Operating and maintenance expenses        15.9      14.2       8.4
  Depreciation                               4.7       4.9       3.0
  Impairment loss on long-lived assets        --        --        --
  Gain on disposal of assets, net             --      (0.3)       --
                                        --------- --------- ---------
     Operating loss                        $(1.6)    $(1.0)    $(0.5)
                                        ========= ========= =========

Delta Towing
  Operating revenues                        $8.3      $6.8       $--
  Operating and maintenance expenses         6.3       4.5        --
  Depreciation expense                       1.1       1.3        --
  General and administrative expenses        1.2       1.0        --
  Gain on disposal of assets, net           (0.2)     (0.8)       --
                                        --------- --------- ---------
     Operating income (loss)               $(0.1)     $0.8       $--
                                        ========= ========= =========

Total Company
  Rig operating days                       2,839     2,612     2,808
  Rig available days                       6,440     6,370     6,440
  Rig utilization                             44%       41%       44%

  Operating revenues                       $93.1     $80.8     $58.5
  Operating and maintenance expenses        65.4      61.1      56.6
  Depreciation                              23.8      24.0      22.8
  General and administrative expenses        7.0       7.2       4.0
  Impairment loss on long-lived assets        --        --        --
  Gain on disposal of assets, net           (0.8)     (1.9)     (0.1)
                                        --------- --------- ---------
     Operating loss                        $(2.3)    $(9.6)   $(24.8)
                                        ========= ========= =========


                        TODCO and Subsidiaries
            Non-GAAP Financial Measures and Reconciliations
                             (In millions)

                                         For the Three Months Ended
                                        -----------------------------
                                        Sept. 30, June 30, Sept. 30,
                                           2004     2004      2003
                                        --------- -------- ----------

Net Loss from continuing operations to
 EBITDA
  Net loss from continuing operations      $(2.5)   $(7.4)    $(35.0)
  Adjustments:
    Depreciation                            23.8     24.0       22.8
    Income tax (benefit) expense            (0.1)    (3.1)       0.6
    Interest income                         (0.2)      --       (0.1)
    Interest expense                         1.1      1.0        0.7
    Interest expense - related party         0.1       --        8.4
                                        --------- -------- ----------
  EBITDA                                   $22.2    $14.5      $(2.6)
                                        ========= ======== ==========

    CONTACT: TODCO, Houston
             T. Scott O'Keefe, 713-278-6010